Exhibit 99.2 Q4 Results Presentation . . . . . . . . . . . . . . . . . . .. . . . . . March 11, 2025 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

Cautionary Statement Regarding Forward-Looking Information This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The Company intends forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “anticipates,” “plans,” or similar expressions to identify forward-looking statements. Forward-looking statements include, but are not limited to, the information under 2025 Outlook , comments about Kohl’s adequacy of capital resources and the competitive environment. Such statements are subject to certain risks and uncertainties, which could cause the Company's actual results to differ materially from those anticipated by the forward-looking statements. These risks and uncertainties include, but are not limited to, risks described more fully in Item 1A in the Company’s Annual Report on Form 10-K, which are expressly incorporated herein by reference, and other factors as may periodically be described in the Company’s filings with the SEC. Any number of risks and uncertainties could cause actual results to differ materially from those Kohl’s expresses in its forward-looking statements, including macroeconomic conditions such as inflation. Forward-looking statements relate to the date initially made, and Kohl’s undertakes no obligation to update them. Non-GAAP Financial Measures This presentation contains certain financial measures that are not prepared in accordance with generally accepted accounting principles (GAAP), including adjusted net income, adjusted diluted earnings per share, and adjusted free cash flow. These non-GAAP financial measures are provided as additional insight into our operational performance and do not purport to be substitutes for, or superior to, net income, diluted earnings per share, or operating cash flow as a measure of operating performance. We believe these adjusted measures are useful, as they are more representative of our core business, enhance comparability across reporting periods and to industry peers, and align with the measures used by management to evaluate the Company’s performance. We caution investors that non-GAAP measures should not be viewed in isolation and should be evaluated in addition to, and not as an alternative for, our results reported in accordance with GAAP. Because companies may use different calculation methods, these measures may not be comparable to other similarly titled measures reported by other companies. A reconciliation of each non-GAAP measure to the most directly comparable GAAP measure is included in the appendix of this presentation. 2

Table of Contents 2025 Outlook 6 Q4 2024 Results 10 3

Ashley Buchanan CHIEF EXECUTIVE OFFICER “Kohl’s is built on a strong foundation that includes operating more than 1,100 conveniently located stores nationwide, serving over 60 million customers, with 30 million of those customers being Kohl’s Loyalty Members. Kohl’s has a tremendous opportunity to build on our strengths, address key areas of opportunity and better serve our customers every day. “ “We have identified key areas of focus and are taking action in 2025 to reposition Kohl’s for future success. Our customers expect great product, great value, and a great experience from Kohl’s. I am confident that the areas we identified will deliver on what customers want and expect from Kohl’s.” 4

Kohl's is building on a solid foundation Convenient Nationwide Great Product from Top Brands Omni-Channel Reach 1,175 Stores Largest department store 80% (1) chain in America of Americans live within 15 miles of a Kohl’s store 20M+ Delivering Great Value Active App Users 1,000+ Sephora @ Kohl’s 60M+ 30M+ Customers Loyalty 28% Members Digital Penetration 5 All figures are as of 2024, unless otherwise noted ⁽¹⁾Based on number of locations as of Q4 2024

2025 OUTLOOK . . . . . . Connor 4Real . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . 6

Areas of Focus in 2025 to position Kohl’s for future success Offer a curated, more balanced assortment that fulfills needs across all customers • Drive improved assortment clarity across all categories • Regain traction in lost categories (fine jewelry, petities, intimates, legacy home) • Build on momentum in key growth categories (Sephora, Home Decor, and Impulse) Reestablish Kohl’s as a leader in Value and Quality • Elevate our private brands’ quality and offering • Increase brand inclusion in promotional coupons Enhance our omni-channel platform to deliver a frictionless experience • Deliver trip assurance with consistent in-stocks for high volume items • Increase inspiration in-store and online • Optimize the store layout through productivity and adjacency analyses 7

2025 Outlook METRIC FULL YEAR GUIDANCE Net Sales (5%) to (7%) vs. 2024 Comp Sales (4%) to (6%) Operating 2.2% to 2.6% Margin Diluted EPS $0.10 to $0.60 Capital Allocation Outlook • Capex: $400 million to $425 million • Dividend: $0.125 dividend payable on April 2, 2025 • Debt: Refinance July 2025 maturities 8

Capital allocation priorities support balance sheet goals Invest in the Business Capex of $400 million to $425 million will include investments to complete the roll out of Sephora, expand impulse queuing fixtures, and enhance omni-channel experience. Committed to Dividend The Board has decided to reduce the quarterly cash dividend to $0.125 per share, payable to shareholders on April 2, 2025. Although we remain committed to returning capital to shareholders, this reduction allows for greater balance sheet flexibility. Reduce Debt Our focus will be rebuilding our cash balance, reducing our reliance on the revolver and capitalizing on opportunities to further reduce our debt and overall leverage. We will be addressing our July 2025 maturities this spring, with the intention to refinance the debt. Share Repurchases Resume share repurchases over the long-term with excess cash flow following improvement in overall leverage. 9

Q4 2024 RESULTS . . . . . . Connor 4Real . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . 10

Q4 2024 Summary Key Takeaways • Q4 Net sales declined (9.4%) versus Q4 2023 and comparable sales declined (6.7%). • Gross Margin increased 49 bps to last year driven by optimizing our promotional events, as well as a lower digital penetration. • SG&A expense declined (4.5%) benefiting from tightly managed expenses across the organization, primarily in stores, marketing, and supply chain. • Operating income of $126 million and adjusted net income of $106 million or $0.95 adjusted diluted earnings per share. 11 11 Adjusted Net Income and adjusted diluted EPS are non-GAAP ﬁnancial measures. Please refer to the reconciliation included in the Appendix for more information.

Sephora at Kohl’s is a beauty share leader $2B+ $1.8B+ Sales Goal by Sales in 2024 2025 1,000+ ~140 Sephora at Kohl’s • Comparable Sephora at Kohl’s sales grew 13% in Q4 versus last year New Shops shops as of Opened in 2024 • Solid demand across offering, especially in our fragrance, bath and body, Q4 2024 and skincare offerings driven in part by growth in brands such as Yves Saint Laurent, Sol de Janeiro, Lineage, and Summer Fridays • Opportunity to strengthen cross-shopping through assortment and loyalty enhancements • Highly accretive margins will remain a tailwind to overall company operating margin 12

Q4 2024 Gross Margin & SG&A Expense Performance Gross Margin SG&A Expense Deleveraged 148 basis points vs Q4 2023 Increased 49 bps vs Q4 2023 $1,610M $1,539M 32.9% 32.4% % Total 27.0% 28.5% Revenue Q4 2023 Q4 2024 Q4 2023 Q4 2024 Q4 2024 Gross Margin Takeaways Q4 2024 SG&A Takeaways • Increase primarily driven by optimization of promotional events • Lower spending in stores, marketing, and supply chain and lower digital penetration 13

Q4 Three Months Ended Consolidated Statement of Operations (Dollars in Millions) February 1, 2025 February 3, 2024 Net Sales $ 5,175 $ 5,710 Key Metrics Total Revenue 5,397 5,956 Gross Margin Rate 32.9% 32.4% SG&A 1,539 1,610 Depreciation 183 187 Impairments, Store Closings, and Other Costs 76 0 Operating Income 126 299 Interest Expense 74 82 Provision for Income Taxes 4 31 Net Income 48 186 Diluted EPS $0.43 $1.67 (1) Adjusted Net Income (Non-GAAP) 106 186 (1) Adjusted Diluted EPS (Non-GAAP) $0.95 $1.67 Key Balance Sheet Items (Dollars in Millions) February 1, 2025 February 3, 2024 Cash and Cash Equivalents $ 134 $ 183 Merchandise Inventories 2,945 2,880 Accounts Payable 1,042 1,134 Borrowings under revolving credit facility 290 92 Current portion of Long-term debt 353 0 Long-term Debt 1,174 1,638 February 1, 2025 February 1, 2025 Key Cash Flow items (Dollars in Millions) Three Months Ended Twelve Months Ended Operating Cash Flow $ 596 $ 648 Capital Expenditures (99) (466) Free Cash Flow 497 182 Finance lease and financing obligation payments (17) (79) Proceeds from financing obligations 0 1 (1) Adjusted Free Cash Flow (Non-GAAP) $ 480 $ 104 14 (1) Adjusted free cash ﬂow, adjusted Net Income and adjusted EPS are non-GAAP ﬁnancial measures. Please refer to appendix for reconciliations on adjusted net income and adjusted EPS. Reconciliation for adjusted free cash ﬂow can be found above.

APPENDIX . . . . . . Connor 4Real . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . 15

Reconciliations Three Months Ended Net Income February 1, 2025 February 3, 2024 GAAP $ 48 $ 186 Impairments, store closing, and other 76 - Income tax impact of items noted above (18) - Adjusted (non-GAAP) 106 186 Diluted Earnings per Share GAAP $ 0.43 $ 1.67 Impairments, store closing, and other 0.69 - Income tax impact of items noted above (0.17) - Adjusted (non-GAAP) 0.95 1.67 16 Reconciliation for adjusted free cash ﬂow can be found on slide 14

Reconciliations Impairments, Store Closing, and Other Costs February 1, 2025 (1) Severance & Other exit costs $ 40 (2) Lease (gains) (18) (3) Impairments: Building and other assets 43 (3) Impairments: Lease ROU asset 11 Total Impairments, store closing, and other costs 76 1) Represents severance and other closing costs related to the closure of 27 underperforming stores and our San Bernardino E-Commerce Fulﬁllment Center “EFC . 2) Represents store lease gains where the reduction recorded to the lease liability was greater than the remaining value of the related lease Right of Use ROU asset. 17 3) Represents ﬁxed asset and lease ROU asset impairments related to our store and EFC closures.